UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2005

INTERNATIONAL SPEEDWAY CORPORATION
(Exact name of registrant as specified in its charter)

FLORIDA	O-2384	59-0709342
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1801 WEST INTERNATIONAL SPEEDWAY BOULEVARD, DAYTONA BEACH, FLORIDA	32114
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (386) 254-2700

No Change
(Former name or address, if changed since last report)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits
           Item 9.01 Financial Statements and Exhibits

Documents filed as a part of this report are the
Unaudited Consolidated Statements of Operations for Fiscal 2002, 2003, 2004 which have been restated to reflect the discontinuation of operations at Nazareth Speedway and North Carolina Speedway.  In management's opinion, these unaudited quarterly statements of operations include all adjustments, which are necessary for a fair presentation of the results for the interiim periods."

Consolidated Statements of Operations

(In Thousands, Except Per Share Amounts)

	Quarter Ended 02/29/04	Quarter Ended 05/31/04	Quarter Ended 08/31/04	Quarter Ended 11/30/04	Year Ended 11/30/04
REVENUES:					
Admissions, net	$ 44,433	$ 45,639	$ 56,085	$ 76,388	$ 222,545
Motorsports related income	68,489	66,386	74,821	125,247	334,943
Food, beverage and merchandise income	16,290	17,396	22,027	27,523	83,236
Other income	1,413	1,704	1,911	2,096	7,124
	130,625	131,125	154,844	231,254	647,848
EXPENSES:					
Direct expenses:					
Prize and point fund monies and NASCAR sanction fees	20,788	24,759	23,278	50,497	119,322
Motorsports related expenses	21,218	25,105	31,363	35,412	113,098
Food, beverage and merchandise expenses	9,583	11,167	14,998	16,512	52,260
General and administrative expenses	21,222	21,501	22,999	24,585	90,307
Depreciation and amortization	10,746	10,873	11,158	11,666	44,443
	83,557	93,405	103,796	138,672	419,430
Operating income	47,068	37,720	51,048	92,582	228,418
Interest income	654	1,104	1,062	1,233	4,053
Interest expense	(5,475)	(6,993)	(4,833)	(4,422)	(21,723)
Loss on early redemption of debt	-	(4,988)	-	-	(4,988)
Equity in net (loss) income from equity investments	(1,681)	(1,254)	5,253	436	2,754
Income from continuing operations before income taxes	40,566	25,589	52,530	89,829	208,514
Income taxes	16,116	9,994	20,720	35,388	82,218
Income from continuing operations	24,450	15,595	31,810	54,441	126,296
Income (loss) from discontinued operations, net of income taxes	3,343	(9,536)	(57)	(65)	(6,315)
Gain on sale of discontinued operations, net of income taxes	-	-	36,337	-	36,337
Net income	$ 27,793	$ 6,059	$ 68,090	$ 54,376	$ 156,318
Basic earnings per share:					
Income from continuing operations	$ 0.46	$ 0.29	$ 0.60	$ 1.03	$ 2.38
Income (loss) from discontinued operations	0.06	(0.18)	-	-	(0.12)
Gain on sale of discontinued operations	-	-	0.68	-	0.68
Net income	$ 0.52	$ 0.11	$ 1.28	$ 1.03	$ 2.94
Diluted earnings per share:					
Income from continuing operations	$ 0.46	$ 0.29	$ 0.60	$ 1.02	$ 2.37
Income (loss) from discontinued operations	0.06	(0.17)	-	-	(0.11)
Gain on sale of discontinued operations	-	-	0.68	-	0.68
Net income	$ 0.52	$ 0.12	$ 1.28	$ 1.02	$ 2.94
Dividends per share	$ -	$ 0.06	$ -	$ -	$ 0.06
Basic weighted average shares outstanding	53,065,938	53,080,611	53,092,962	53,098,185	53,084,437
Diluted weighted average shares outstanding	53,162,847	53,167,488	53,194,807	53,205,911	53,182,776

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SPEEDWAY CORPORATION (Registrant)
Date:	01/28/2005	/s/ Glenn R. Padgett
Glenn R. Padgett, Vice President, Chief Counsel - Operations, & Assistant Secretary